Exhibit 10.20.3

ELEVENTH AMENDMENT TO CREDIT AGREEMENT
This Eleventh Amendment to Credit Agreement (this “Amendment”) is entered into as of February 3, 2015, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”), ENDOLOGIX, INC. and NELLIX, INC. (each a “Borrower” and, collectively, “Borrowers”).
RECITALS
Borrowers and Bank are parties to that certain Credit Agreement dated as of October 30, 2009, as amended from time to time, including by that certain First Amendment to Credit Agreement dated as of April 13, 2010, that certain Second Amendment to Credit Agreement dated as of December 21, 2011, that certain Third Amendment to Credit Agreement dated as of February 21, 2012, that certain Fourth Amendment to Credit Agreement dated as of October 9, 2012, that certain Fifth Amendment to Credit Agreement dated as of May 15, 2013, that certain Sixth Amendment to Credit Agreement dated as of July 26, 2013, that certain Seventh Amendment to Credit Agreement dated as of December 3, 2013, that certain Eighth Amendment to Credit Agreement dated as of March 4, 2014, that certain Ninth Amendment to Credit Agreement dated as of March 31, 2014 and that certain Tenth Amendment to Credit Agreement dated as of November 12, 2014 (the “Agreement”).
Borrowers are in default under the Agreement due to (i) Borrowers’ violation of Section 4.9(b) of the Agreement as a result of Borrowers’ failure to comply with the maximum net loss requirement for the quarter ending December 31, 2014 and (ii) Borrowers’ violation of Section 5.3 of the Agreement as a result of Borrowers’ incurring operating lease expenses in excess of One Million Dollars ($1,000,000) for the 2014 fiscal year (the “Existing Defaults”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.Section 4.9(b) of the Agreement hereby is amended and restated in its entirety to read as follows:
“(b)    Adjusted pre-tax net loss (excluding all non-cash contingent payments, accruals and/or income associated with ENDOLOGIX, INC.’s acquisition of NELLIX, INC. approved by Bank) at all times, measured cumulatively and on a quarterly basis, of not more than (i) Thirteen Million Five Hundred Thousand Dollars ($13,500,000) through March 31, 2015, (ii) Twenty Three Million Dollars ($23,000,000) through June 30, 2015 and (iii) Thirty Five Million Dollars ($35,000,000) through September 30, 2015.”
2.    Section 5.3 of the Agreement hereby is amended and restated in its entirety to read as follows:
“SECTION 5.3    LEASE EXPENDITURES. Incur operating lease expenses in any calendar year in excess of an aggregate amount of Three Million Dollars ($3,000,000).”
3.    Borrowers acknowledge and Bank hereby waives the Existing Defaults.
4.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
5.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

Exhibit 10.20.3

6.    Borrowers represent and warrant that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default (other than the Existing Defaults) has occurred and is continuing.
7.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank:
(a)    this Amendment, duly executed by Borrowers; and
(b)    all reasonable fees and expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts.
8.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

Exhibit 10.20.3

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ENDOLOGIX, INC.

By: Shelley B. Thunen
/s/ Shelley B. Thunen
Title: Chief Financial Officer

NELLIX, INC.

By: Shelley B. Thunen
/s/ Shelley B. Thunen
Title: Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: Dennis Kim
/s/ Dennis Kim
Title: Vice President

[Signature Page to Eleventh Amendment to Credit Agreement]